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                                                                    Exhibit 10.6

                          REGISTRATION RIGHTS AGREEMENT


               This Registration Rights Agreement is entered into as of March 31, 2000 by and between Tera Computer Company, a Washington corporation ("Tera"), and Silicon Graphics, Inc., a Delaware corporation ("SGI").

                                    RECITALS

        A Tera and SGI have entered into an Asset Purchase Agreement, dated as of March 1, 2000 (the "Purchase Agreement"), pursuant to which Tera will acquire certain assets of SGI in exchange for, among other consideration, 1,000,000 shares of the Common Stock of Tera.

        B. Tera has agreed to take steps to permit SGI to resell the Shares without restriction under the Securities Act.

Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Purchase Agreement.

                                   AGREEMENTS

        1.     Definitions.

               The following terms shall have the following meaning:

               "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the relevant time.

               "Blackout Period" means a period (a) commencing upon notice by Tera to SGI of Tera's good faith determination that sales of Shares pursuant to a Registration Statement would require the disclosure of material non-public information at a time when such disclosure would be disadvantageous to Tera or otherwise inconsistent with Tera's normal timing for disclosures and (b) ending on the earliest of (i) the date upon which such material non-public information is disclosed to the public or ceases to be material, (ii) 60 days after Tera first gives notice to SGI of such Blackout Period, or (iii) the date on which Tera gives notice to SGI that the Blackout Period is terminated; provided, however, that Blackout Periods in any calendar year shall not exceed a total of 90 days.



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               "Business Day" means any day other than a Saturday, a Sunday, or a day on which the Nasdaq Stock Market is not open for trading.

               "Common Stock" means the common stock of Tera.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the relevant time.

               "Person" means an individual, partnership, corporation, trust or unincorporated organization.

               "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Shares covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

               "Registration Statement" means any registration statement of Tera filed under the Securities Act which covers Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

               "SEC" means the U.S. Securities and Exchange Commission.

               "Shares" means (i) 1,000,000 shares of Common Stock of Tera issued to SGI pursuant to the Purchase Agreement and (ii) any additional shares of Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization; provided, however, that securities shall cease to be Shares when a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold in accordance with such Registration Statement.

               "S-3 Registration" means a registration statement on Form S-3 filed under the Securities Act to register the Shares.

        2.     S-3 Registration.



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               2.1. Requirement to File. As soon as practicable after the
Closing Date, and in no event later than 60 days thereafter, Tera shall file the S-3 Registration. The obligation of Tera to include in the S-3 Registration the Shares held by SGI shall be conditioned upon the provision by SGI of such information regarding SGI, the Shares held by SGI and the intended method of distribution as shall be requested by Tera and required for the registration.

               2.2 Plan of Distribution. Except for restrictions which may be imposed pursuant to Section 4, the plan of distribution of the Shares by SGI, which shall be stated in the S-3 Registration, shall be substantially as follows (except as may be required by the SEC or state securities law regulators):

               The Shares may be sold from time to time by SGI, or by pledgees, donees, transferees or other successors in interest. Such sales may be made on stock exchanges (including the Nasdaq National Market) or otherwise at prices and on terms then prevailing or at prices related to the then current market price, or in negotiated transactions. The Shares may be sold by one or more of the following methods: (a) block trades in which the broker or dealer so engaged will attempt to sell the Shares as agent but may position and resell a portion of the block as principal to facilitate the transaction; (b) purchases by a broker or dealer as principal, in a market maker capacity or otherwise, and resale by such broker or dealer for its account pursuant to this Prospectus; and (c) ordinary brokerage transactions and transactions in which the broker solicits purchasers. In effecting sales, brokers or dealers engaged by SGI may arrange for other brokers or dealers to participate. Brokers or dealers will receive commissions or discounts from SGI in amounts to be negotiated immediately prior to the sale. SGI, such brokers or dealers, and any other participating brokers or dealers may be deemed to be "underwriters" within the meaning of the Securities Act of 1933 (the "Securities Act") in connection with such sales. In addition, any securities covered by this Prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than pursuant to this Prospectus.

        3. Registration Procedures. In connection with the filing of the S-3 Registration, Tera will as expeditiously as possible:

               3.1 Use its best efforts to cause the S-3 Registration to be declared effective by the SEC.



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               3.2 Subject to Section 3.5, prepare and file with the SEC such amendments and post-effective amendments to any S-3 Registration, and such supplements to the Prospectus, as may be necessary to keep such S-3 Registration continuously effective until all Shares included in the Registration Statement shall have been sold or until all Shares held by SGI may be sold within any three month period by SGI pursuant to Rule 144 of the Securities Act (or any successor provision to such Rule).

               3.3 Promptly notify SGI and (if requested by SGI) confirm such advice in writing,

                      (a) when the S-3 Registration or any post-effective amendment thereto has become effective,

                      (b) of the issuance by the SEC of any stop order suspending the effectiveness of the S-3 Registration or the initiation of any proceedings for that purpose,

                      (c) of the receipt by Tera of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                      (d) of the existence of any fact which results in the Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

SGI agrees that, upon receipt of any notice from Tera of the happening of any event of the kind described in Section 3.3(d), SGI will forthwith discontinue disposition of Shares until SGI's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.4.

               3.4 Subject to Section 3.5, if any fact contemplated by Section 3.3(d) above shall exist, prepare a supplement or post-effective amendment to the S-3 Registration or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               3.5 At any time when the S-3 Registration is effective, Tera may give written notice to SGI that a Blackout Period has commenced, upon receipt of which



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SGI shall suspend sales of Shares pursuant to the S-3 Registration until the
Blackout Period terminates. During the Blackout Period, Tera's obligations under Sections 3.2 and 3.4 shall also be suspended.

               3.6 Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the S-3 Registration.

               3.7 Deliver to SGI, without charge, as many copies of the Prospectus and any amendment or supplement thereto as SGI may reasonably request.

               3.8 Cause all Shares covered by the S-3 Registration to be listed on the Nasdaq National Market.

               3.9 Pay all expenses of Tera in connection with the registration of the Shares.

               3.10 Cause to be delivered to SGI an opinion of Stoel Rives LLP, counsel to Tera, to the effect that the Shares have been registered, and the Registration Statement has been declared effective by the Securities and Exchange Commission, under the Securities Act and that, to the actual knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued.

               3.11 Upon being notified by SGI that any material arrangement has been entered into with a broker or dealer for the sale of Shares which arrangement requires a supplement to the Prospectus, to promptly file a supplemented Prospectus pursuant to Rule 424 under the Securities Act setting forth such additional information as is required under the Securities Act and rules and regulations of the SEC.

        4. Restrictions on Sale of Shares by SGI. In addition to any limitations on sale of Shares resulting from the provisions of Section 3.5 relating to a Blackout Period, no Shares may be sold by SGI except in compliance with the provisions of this Section 4.

               4.1 If SGI proposes to sell more than 100,000 Shares, as adjusted for any subsequent stock splits, combinations or similar recapitalizations, within five Business Days, including a sale pursuant to Rule 144 under the Securities Act, SGI shall deliver to Tera written notice of the proposed sale and, if any of the following applies, may not effect the sale during the period specified:



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               (a) if Tera, within five Business Days after receipt of notice of the proposed sale, delivers notice to SGI that it has commenced or proposes to commence the registration of an underwritten public offering of securities for the account of Tera, SGI may not sell any Shares during the period starting with the date 60 days prior to Tera's good faith estimate of the date of filing of, and ending on a date 90 days following the effective date of, such registration statement, provided that at all times during such period prior to effectiveness of such registration statement Tera is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, provided however, that Tera may not exercise its rights under this clause (a) more than once in any twelve-month period; or

               (b) if Tera, within five Business Days after the receipt of notice of the proposed sale, delivers to SGI a certificate signed by the President or any Vice President of Tera stating that in the opinion of the Board of Directors, a disposition of Shares by SGI would materially adversely affect the market price of Tera's securities or any contemplated transaction involving Tera, provided that such sale of Shares shall be deferred for a period not to exceed 60 days from the receipt of Tera's notice of sale by SGI and provided further that Tera shall not exercise its rights under this clause (b) to defer a sale more than once in any twelve-month period; or

               (c) if Tera, within five Business Days after receipt of notice of the proposed sale, delivers notice to SGI that it has commenced a transaction that would require the filing of a Form 8-K, SGI may not sell any Shares for a reasonable period necessary for Tera to complete the transaction.

        To the extent than Tera exercises its rights under clause (b) and (c) above, then the period in which SGI may not any Shares for such reason shall count against the total of 90-days permitted in Blackout Periods.

        5.     Indemnification.

               5.1. Indemnification by Tera. Tera agrees to indemnify and hold harmless SGI, its officers, directors, employees and agents and each Person who controls SGI within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or



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Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to Tera by SGI expressly for use therein; provided, however, that Tera shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of Tera with copies of the Prospectus as so amended or supplemented, SGI (or an underwriter on behalf of SGI) thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with a sale of Shares to the person asserting such loss, claim, damage, liability or expense who purchased such Shares from SGI; and provided, further, that Tera shall not be liable with respect to any sale that occurs during a Blackout Period in violation of Section 3.5 or in violation of Section 4.

               6.2 Indemnification by SGI. SGI agrees to indemnify and hold harmless Tera, its directors and officers and each Person, if any, who controls Tera within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Tera to SGI, but only with respect to information relating to SGI furnished in writing by SGI expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto. In case any action or proceeding shall be brought against Tera or its directors or officers or any such controlling person, in respect of which indemnity may be sought against SGI, SGI shall have the rights and duties given to Tera and Tera or its directors or officers or such controlling person shall have the rights and duties given to SGI by the preceding paragraph. In no event shall SGI's liability hereunder be greater than the dollar amount of the proceeds received by SGI upon the sale of the Shares giving rise to such indemnification obligation.

               5.3 Indemnification Procedures. Promptly after receipt by an indemnified party pursuant to the provisions of Section 5.1 or 5.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have



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the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Section 5.1 or 5.2 for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

        6.     General.

        6.1 Modification. This Agreement may be modified, amended or supplemented in any manner and at any time only by a written instrument executed by SGI and Tera.

        6.2 Entire Agreement. This Agreement constitutes the entire agreement and understanding of SGI and Tera with respect to the subject matter hereof and supersedes any agreements or understandings between the parties prior to the execution and delivery of this Agreement.

        6.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, or sent by telecopy or nationally recognized express courier service, in each case addressed as follows:



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               (a)    If to SGI:

                      Silicon Graphics, Inc.
                      2011 North Shoreline Boulevard
                      Mountain View, California  94043-1389
                      Attention:  Legal Services
                      Telecopier:  (650) 932-0652

               (b)    If to Tera:

                      Tera Computer Company
                      411 First Avenue South, Suite 600
                      Seattle, Washington  98104-2860
                      Attention:  Kenneth W. Johnson
                      Telecopier:  (206) 701-2218

                      with a copy to:

                      Robert J. Moorman
                      Stoel Rives LLP
                      900 SW Fifth Avenue, Suite 2600
                      Portland, Oregon  97204
                      Telecopier:  (503) 220-2480


or to such other Person or address in the United States of America as any party hereto shall have last designated by notice given to the other party in accordance with this Section 6.3. Any notice given hereunder shall be deemed to have been given at the time of receipt thereof by the party to whom such notice is addressed; provided, any notice given by telecopy and received after 5:00 p.m. at the location of the receiving party's address for notice shall be deemed received by such party on the immediately succeeding Business Day.



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        6.4    Assignment; Third Party Beneficiaries.

               (a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as expressly provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise, by any party hereto without the prior written consent of the other party.

               (b) Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto and their said successors and permitted assigns, any rights, remedies or obligations under or by reason of this Agreement.

        6.5 Severability. If any provision of this Agreement is invalid or unenforceable, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any material adverse manner to either party. Upon such determination that any provision is invalid or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

        6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. Any counterpart of this Agreement having attached thereto one or more counterparts of the signature pages of this Agreement containing in the aggregate the original signatures of the parties hereto shall be deemed to be a fully executed original.


        6.7 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON, EXCLUSIVE OF CHOICE OF LAW PROVISIONS.

        6.8 Attorneys' Fees. If any action or suit is instituted to enforce any term of this Agreement, the prevailing party shall be entitled to recover from the other party, in addition to any other rights and remedies it may have, all reasonable expense and attorney fees at trial, on appeal, and in connection with any petition for review.



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        6.9 Legend. The certificates representing the Shares, for so long as the represented shares of Common Stock are Shares, as defined in Section 1 hereof, shall bear the following legend:

        The shares represented by this certificate are subject to a Registration Rights Agreement among Silicon Graphics, Inc. and the Company and may not be sold or transferred except in accordance with that agreement, a copy of which is available for inspection at the principal office of the Company or may be obtained upon written request to the secretary of the Company.



                            [SIGNATURE PAGE FOLLOWS]



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               IN WITNESS WHEREOF, the parties hereto have caused this
Registration Rights Agreement to be executed as of the date first above written.




TERA COMPUTER COMPANY                       SILICON GRAPHICS, INC.


----------------------------------          ------------------------------------
By:                                         By:
Its:                                        Its:



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